SECURITIES AND EXCHANGE COMMISSION

                                	WASHINGTON, D.C.  20549

                                        	FORM 8-K


                                       Current Report

                           Pursuant to Section 13 or 15(d) of the
                                 Securities Exchange Act 1934

                                 Date of Report May 19, 1997
                              (Date of earliest event reported)


                          CE CASECNAN WATER AND ENERGY COMPANY, INC.

                 	(Exact name of registrant as specified in its charter)

         Republic of the Philippines	 333-608			          (not applicable)
         (State or other				          (Commission File		  (IRS Employer
         jurisdiction of					         Number)	           	Identification No.)
         incorporation)


         6750 Ayala Avenue, 24th Floor, Makati, Metro Manila, Philippines
             (Address of principal executive offices)   (Zip Code)

                                 Steven A. McArthur, Esq.
                       CE Casecnan Water and Energy Company, Inc.
                               c/o CalEnergy Company, Inc.
                             302 South 36th Street, Suite 400
                                    Omaha, NE 68131
                                    (402) 341-4500
 (Name, address, including zip code, and phone number, including area code, of United States agent for service)

    Registrant's Telephone Number, including area code:  (402) 341-4500

                                       			N/A
       (Former name of former address, if changed since last report)

Item 5.  Other Events

	In November 1995, CE Casecnan Water and Energy Company, Inc., a Philippine corporation ("CE Casecnan"), closed the financing and commenced construction of the Casecnan Project, a combined irrigation and 150 net MW hydroelectric power generation project (the "Casecnan Project") located in the central part of the island of Luzon in the Republic of the Philippines.

	In its Form 8-K dated May 7, 1997, CE Casecnan reported that it had terminated the fixed-price, date-certain, turnkey construction contract (the "Hanbo Contract") with Hanbo Corporation and Hanbo Engineering and Construction Co., Ltd., both of which are South Korean corporations (collectively "Hanbo") due to defaults by Hanbo including Hanbo's insolvency. CE Casecnan further reported that it had entered into a new turnkey engineering, procurement and construction contract to complete the construction of the Casecnan Project (the "Replacement Contract"). The work under the Replacement Contract will be conducted by a consortium of contractors and subcontractors including Siemens A.G., Sulzer Hydro Ltd., Black & Veatch and Colenco Power Engineering Ltd. and will be headed by Cooperativa Muratori Cementisti CMC di Ravenna and Impressa Pizzarotti & C. Spa.

	In connection with the Hanbo Contract termination, CE Casecnan tendered a Certificate of Drawing to Korea First Bank on May 7, 1997 under the irrevocable standby letter of credit issued by Korea First Bank ("KFB") as security under the Hanbo Contract to pay for certain transition costs and other presently ascertainable damages under the Hanbo Contract. As a result of Korea First Bank's wrongful dishonor of the draw request last week, CE Casecnan was forced to file an action in New York State Court. That Court granted CE Casecnan's request for a temporary restraining order requiring Korea First Bank to deposit $79,329,000, the amount of the requested draw, in an interest bearing account with an independent financial institution in the United States. KFB appealed this order, but the appellate court denied KFB's appeal and on May
19, 1997, KFB was required to transfer funds in the amount of $79,329,000 to a segregated New York bank account. A press release issued by CE Casecnan is attached hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

	Exhibit 1 - Press Release dated May 20, 1997




SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            					CE Casecnan Water and Energy Company, Inc.


                            					By:	\s\ Steven A. McArthur
                                         Steven A. McArthur
                                         Senior Vice President

Dated:  May 20, 1997